UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 21, 2014

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance Corporation

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware
(State or Other Jurisdiction of Incorporation

333-115582
333-115582-03
333-130782-02
333-130782
333-158937-01
333-158937
333-189041
333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Issuance of Series 2014-2 Notes

On October 21, 2014, GE Dealer Floorplan Master Note Trust (the “Trust”) issued $500,000,000 of Series 2014-2 Class A Asset Backed Notes (the “Class A Notes”), $10,526,316 of Series 2014-2 Class B Asset Backed Notes (the “Class B Notes”) and $15,789,474 of Series 2014-2 Class C Asset Backed Notes (the “Class C Notes”), described in a Prospectus Supplement dated October 16, 2014 to a Prospectus dated October 10, 2014.

Use of Proceeds — Series 2014-2

The public offering of the Class A Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-189041) filed with the Securities and Exchange Commission on June 3, 2013 (as amended by pre-effective amendment no. 1 on June 24, 2013) and declared effective on July 8, 2013.

The public offering of the Class A Notes terminated on October 16, 2014 upon the sale of all of the Class A Notes. An affiliate of the depositor purchased all of the Class B Notes and the Class C Notes. No underwriting discount was paid to the underwriters with respect to the Class B Notes and the Class C Notes purchased by such affiliate. The underwriters of the Class A Notes were J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Credit Agricole Securities (USA) Inc. and The Williams Capital Group, L.P. During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes with respect to underwriting commissions and discounts was $1,250,000 for the Class A Notes. After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes are $498,750,000. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $750,000 and net proceeds to the Issuer for the Class A Notes, after deduction of expenses, are reasonably estimated to be $498,000,000. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to CDF Funding, Inc., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase dealer floorplan receivables from GE Commercial Distribution Finance Corporation, Brunswick Acceptance Company, LLC, General Electric Capital Corporation and Polaris Acceptance. In addition, CDF Funding, Inc. may also use the net proceeds for general corporate purposes, including the payment of those proceeds to its shareholder, which is General Electric Capital Corporation. General Electric Capital Corporation may use the proceeds it receives to repay intercompany debt and for other general corporate purposes. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 6.05 Securities Act Updating Disclosure

The tables set forth in the attached Exhibit 99.1 set forth the composition of receivables in the trust portfolio by various criteria as of September 30, 2014.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

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Exhibit No.	Document Description

4.1	Series 2014-2 Indenture Supplement, dated as of October 21, 2014 (“Series 2014-2 Supplement”), between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee.

99.1	Composition of the Receivables in the Trust Portfolio

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: October 24, 2014	By:	/s/ John E. Peak
	Name:	John E. Peak
	Title:	Vice President

S-1